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Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
G05384105
171232101
416515104
Issuer
ASPEN INSURANCE HOLDINGS LTD
CHUBB CORP
HARTFORD FINANCIAL SVCS GRP
Underwriters
CSFB, Goldman, DBSI, Dowling, Fox-Pitt, Keefe,
UBS
Citigroup, Goldman, Merrill, Bear Stearns, CSFB,
DBSI, Morgan, Wachovia
Goldman, Citigroup, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHL
CB
HIG
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2003
6/18/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Public offering price
 $                                                               22.50
 $                                                               13.50
 $                                                               45.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.31%
0.48%
1.46%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century
Boston
 $                         6,400
 $                     144,000
0.06%
4.35%
-2.00%
12/18/2003
Scudder Development Fund
Boston
 $                       10,000
 $                     225,000
0.10%
17.72%
1.02%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                         1,900
 $                       42,750
0.02%
4.35%
-1.88%
12/18/2003
Chicago Funds







Scudder Aggressive Growth Fund
Chicago
 $                         5,700
 $                     128,250
0.05%
17.72%
1.01%
12/31/2003
Scudder Dynamic Growth Fund
Chicago
 $                       10,800
 $                     243,000
0.10%
17.72%
0.31%
12/31/2003
SVS II Aggressive Growth Portfolio
Chicago
 $                         2,200
 $                       49,500
0.02%
17.72%
0.96%
12/31/2003
SVS II Small Cap Growth Portfolio
Chicago
 $                         8,200
 $                     184,500
0.08%
4.35%
-2.03%
12/18/2003
New York Fund







Scudder Mid Cap Fund
New York
 $                       23,900
 $                     537,750
0.23%
4.35%
-0.89%
12/18/2003
Scudder Small Cap Fund
New York
 $                       14,000
 $                     315,000
0.13%
4.40%
-1.91%
12/11/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                         4,200
 $                       94,500
0.04%



Total

 $                       87,300
 $                  1,964,250
0.83%






Security Information








Security Name
Comparison Security
Comparison Security
Cusip
17285T106
389375106
481130102
Issuer
CITADEL BROADCASTING
GRAY TELEVISION INC
JOURNAL COMMUNICATIONS
INC
Ticker
CDL
GTN
JRN
Underwriters
Goldman Sachs & Co, Credit Suisse First Boston LLC,
Deutsche Bank Securities, Merrill Lynch Pierce Fenner &
Smith Inc, Bear Stearns & Co Inc, Citigroup Global
Markets Inc, JP Morgan Securities Inc, Wachovia Capital
Markets LLC, Allen and Company LLC, Banc of America
Securities LLC, AG Edwards & Sons Inc, Scottia Capital
(USA) Inc.
DBSI, Merrill Lynch, Bear Stearns, Allen & Co, SunTrust,
Wachovia
Morgan Stanley, Robert Baird, Credit
Suisse, Goldman Sachs, Merrill
Lynch
Years of continuous operation, including predecessors
>3 years
N/A
N/A
Security
Citadel Broadcasting
Gray Television Inc
Journal Communications Inc
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Joint Lead
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs & Co.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/1/2003
10/16/2002
9/23/2003
Total dollar amount of offering sold to QIBs
 $                                                       418,000,000.00
 $                                                                 247,500,000
 $                               258,750,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $
-
 $                                              -
Total
 $                                                       418,000,000.00
 $                                                                 247,500,000
 $                               258,750,000
Public offering price
 $                                                                     19.00
 $
8.25
 $                                         17.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
6.00%
6.00%
6.09%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Development Fund
Boston
 $                            855,000
 $                    855,000
0.20%
-1.60%
6.50%
9/24/2003
Chicago Funds







Scudder Dynamic Growth Fund
Chicago
 $                            879,700
 $                    879,700
0.21%
-1.60%
10.18%
9/24/2003
Scudder Aggressive Growth Fund
Chicago
 $                            484,500
 $                    484,500
0.12%
-1.60%
6.47%
9/24/2003
SVS II Aggressive Growth Fund
Chicago
 $                            180,500
 $                    180,500
0.04%
-1.60%
6.47%
9/24/2003
SVS II Turner Mid Cap Growth Fund
Chicago
 $                            159,980
 $                    159,980
0.04%
-1.60%
6.82%
9/24/2003
New York Funds







Scudder Mid Cap Fund
New York
 $                          1,791,700
 $                 1,791,700
0.43%
-1.60%
5.88%
9/24/2003
Total

 $                          4,351,380
 $                 4,351,380
1.04%





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